EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS THIRD QUARTER 2019 FINANCIAL RESULTS

•	Total revenue of $64.2 million, up 31% year-over-year.

•	Subscription revenue of $37.5 million, up 57% year-over-year.

•	Subscription gross margins of 71% and non-GAAP subscription margin of 73%, up nearly 650 basis points year-over-year.

HOUSTON – October 24, 2019 — PROS Holdings, Inc. (NYSE: PRO), a provider of AI-powered solutions that optimize selling in the digital economy, today announced financial results for the third quarter ended September 30, 2019.

“As buyers’ expectations change in the digital economy, Global 2000 companies across industries are turning to us to power their digital sales transformations,” stated CEO Andres Reiner. “Our innovations are resonating in the market, which is leading us to increase our sales pipeline, grow our revenue, and deliver more customer value than ever before. We have the right team, strategy and solutions in place to continue to build upon our market momentum and deliver a strong finish to 2019.”

Third Quarter 2019 Financial Highlights

Key financial results for the third quarter 2019 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q3 2019	Q3 2018	Change	Q3 2019	Q3 2018	Change
Revenue:
Total Revenue	$64.2	$49.1	31%	n/a	n/a	n/a
Subscription Revenue	$37.5	$23.9	57%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$51.9	$40.1	29%	n/a	n/a	n/a
Profitability:
Gross Profit	$37.8	$29.6	28%	$39.4	$31.2	26%
Operating Loss	$(12.5)	$(11.9)	$(0.6)	$(4.1)	$(5.1)	$1.0
Net Loss	$(17.3)	$(15.8)	$(1.6)	$(2.5)	$(4.6)	$2.1
Net Loss Per Share	$(0.42)	$(0.44)	$0.02	$(0.06)	$(0.13)	$0.07
Adjusted EBITDA	n/a	n/a	n/a	$(2.2)	$(4.9)	$2.7
Cash:
Net Cash Provided by (Used in) Operating Activities	$4.0	$(1.2)	$5.2	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$3.0	$(2.6)	$5.6

The attached tables provide a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•	Launched a completely redesigned user interface for PROS Control that empowers B2B customers to deploy even more sophisticated and dynamic pricing strategies in an intuitive, self-serve manner.

•
Strengthened PROS travel technology leadership position with the acquisition of Travelaer SAS and the launch of PROS Retail for Travel, an end-to-end e-Commerce solution that empowers carriers to deliver a best-in-class buying experience and personalized offers to travelers with IATA New Distribution Capability (NDC) Level 4 capabilities.

•
Established a global alliance with Ernst & Young (EY) to help customers accelerate their digital commerce transformations and value recognition by combining EY’s strategy and process design acumen with PROS AI-powered solutions; under the alliance, EY is building a global PROS practice to augment and lead the delivery of PROS Pricing and Configure-Price-Quote solutions.

•
Received several prestigious honors in recognition of our AI-powered digital selling innovations, including being named to the 2019 Constellation ShortList™ for Price Optimization Solutions and Configure, Price, Quote (CPQ) Software and to the 2019/2020 Microsoft Business Applications Inner Circle in addition to winning the Golden Bridge Gold Business-to-Business Products Award and the Bronze Stevie® Business-to-Business Best New Product Award.

•
Announced that the PROS Outperform 2020 Conference, the premier event for pricing leaders, digital executives and industry strategists from across the globe, will take place October 6 - 8, 2020 in Orlando.

•
Appointed John Allessio as Chief Customer Officer to lead PROS global delivery, customer success, and customer and partner enablement efforts as PROS further commits to deepening customer engagement and delivering exceptional customer value at scale.

Financial Outlook

PROS anticipates the following based on an estimated 42.1 million basic weighted average shares outstanding for the fourth quarter of 2019 and a 22% non-GAAP estimated tax rate for the fourth quarter and full year 2019:

	Q4 2019 Guidance	v. Q4 2018 at Mid-Point	Full Year 2019 Guidance	v. Prior Year at Mid-Point
Total Revenue	$63.85 to $64.35	22%	$248.0 to $248.5	26%
Subscription Revenue	$38.55 to $39.05	37%	$139.5 to $140.0	47%
ARR	n/a	n/a	$220.0 to $222.0	17%
Non-GAAP Loss Per Share	$(0.10) to $(0.08)	$(0.03)	n/a	n/a
Adjusted EBITDA	$(3.0) to $(2.0)	$(0.5)	$(11.5) to $(10.5)	$8.0
Free Cash Flow	n/a	n/a	$(2.0) to $0.0	$(0.5)
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, October 24, 2019, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, November 7, 2019, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13695098.

About PROS

PROS Holdings, Inc. (NYSE: PRO) provides AI solutions that power commerce in the digital economy. PROS solutions bring intelligence to commerce by providing companies with predictive and prescriptive guidance that enables them to dynamically price, configure and sell their products and services across all channels with speed, precision and consistency. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements, including statements about our future financial performance; positioning; management's confidence and optimism; customer successes; demand for enterprise sales, pricing, configure-price-quote, revenue management, shopping and merchandising generally and our modern commerce software solutions in particular; business expansion; business predictability; ARR; revenue; subscription revenue; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) threats to the security of our or our customer’s data, (b) potential business or service disruptions from our third party data centers, cloud platform providers or other unrelated service providers, (c) evolving data privacy, cyber security and data localization laws and regulations, (d) our ability to manage our cloud operations, (e) our ability to migrate customers with on-premise software licenses to our latest cloud solutions; (f) our ability to return to profitability following our transition to a cloud strategy; (g) the risk that the markets for our software do not grow as anticipated, (h) the length of our sales cycles, (i) the risk that we will not be able to maintain historical subscription, maintenance, and support renewal rates, (j) competition from vendors of sales, pricing, revenue management, shopping and merchandising, and configure-price-quote solutions, (k) potential unauthorized or improper actions of our personnel, (l) the risk that acquisitions we have completed and may enter into in the future may be difficult to integrate, fail to achieve our objectives, disrupt our business, dilute stockholder value or divert management attention, (m) any downturn in sales to our target markets, (n) potential delays or other challenges related to the implementation of our solutions, (o) personnel risks associated with growing a business generally, (p) the impact that a slowdown in the world or any particular economy has on our business sales cycles, prospects’ and customers’ spending decisions, timing of implementation decisions, payment and renewal decisions, (q) our debt repayment obligations, (r) the impact of currency fluctuations on our results of operations, and (s) civil and political unrest in geographic regions in which we operate. Additional information relating to the uncertainty affecting PROS’ business is contained in our filings with the Securities and Exchange Commission. These forward-looking statements represent PROS’ expectations as of the date of this press release. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP income (loss) from operations or non-GAAP operating loss, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP subscription revenue, non-GAAP tax rate, non-GAAP net income (loss) or non-GAAP net loss, and diluted earnings (loss) per share or non-GAAP net loss per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the income statement by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the Non-GAAP adjustments described in the definition of Non-GAAP income (loss) from operations attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

PROS also presents certain information in “constant currency,” which is also a non-GAAP financial measure. Since PROS has operations outside of the United States reporting in currencies other than the U.S. dollar, the comparability of our operating results reported in U.S. Dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which we transact change in value over time compared to the U.S. Dollar. These fluctuations may have a significant effect on our reported results. As such, this release contains references to constant currency measures, which are calculated based on currency rates set at the start of a year and held constant throughout the year. Management believes this supplemental information is useful to investors as a framework for facilitating period-to-period comparisons of our business performance excluding the effects of foreign currency exchange rate fluctuations.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, non-GAAP loss per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles, acquisition-related expenses, amortization of debt discount and issuance costs, new headquarters noncash rent expense, debt extinguishment fees, loss on debt extinguishment and related taxes. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:

•
Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
New Headquarters Noncash Rent Expense: Noncash rent expense is related to our new corporate headquarters and is incurred prior to occupation of this facility. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the noncash rent expense on the preoccupied new headquarters in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Debt extinguishment fees: Debt extinguishment fees relate to third party fees incurred in connection with the partial retirement of our senior convertible notes due in December 2019. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the debt extinguishment fees in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

Non-GAAP loss per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt discount and issuance costs, loss on debt extinguishment and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP loss per share are calculated by dividing estimates for non-GAAP loss by our estimate of shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
Loss on debt extinguishment: Loss on debt extinguishment relates to the partial retirement of our senior convertible notes due in December 2019. This amount is unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the loss on debt extinguishment in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.
Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, integration costs and other one-time direct costs associated with our acquisitions, new headquarters noncash rent expense, debt extinguishment fees and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Shannon Tatz
713-335-5932
ir@pros.com

Media Contact:
Amanda Parrish
832-924-4731
aparrish@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	September 30, 2019	December 31, 2018
Assets:
Current assets:
Cash and cash equivalents	$319,162	$295,476
Trade and other receivables, net of allowance of $968 and $978, respectively	55,986	41,822
Deferred costs, current	5,415	4,089
Prepaid and other current assets	8,764	4,756
Total current assets	389,327	346,143
Property and equipment, net	13,972	14,676
Operating lease right-of-use assets	28,548	—
Deferred costs, noncurrent	15,172	13,373
Intangibles, net	16,191	19,354
Goodwill	48,878	38,231
Other assets, noncurrent	6,650	5,190
Total assets	$518,738	$436,967
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$7,003	$6,934
Accrued liabilities	17,433	9,506
Accrued payroll and other employee benefits	27,420	22,519
Operating lease liabilities, current	7,222	—
Deferred revenue, current	113,430	99,262
Current portion of convertible debt, net	42,343	136,529
Total current liabilities	214,851	274,750
Deferred revenue, noncurrent	14,502	17,903
Convertible debt, net, noncurrent	109,024	88,661
Operating lease liabilities, noncurrent	23,377	—
Other liabilities, noncurrent	1,032	754
Total liabilities	362,786	382,068
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 46,460,212 and 41,573,491 shares issued, respectively; 42,042,627 and 37,155,906 shares outstanding, respectively	47	42
Additional paid-in capital	518,456	364,877
Treasury stock, 4,417,585 common shares, at cost	(13,938)	(13,938)
Accumulated deficit	(344,489)	(292,708)
Accumulated other comprehensive loss	(4,124)	(3,374)
Total stockholders’ equity	155,952	54,899
Total liabilities and stockholders’ equity	$518,738	$436,967

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue:
Subscription	$37,463	$23,888	$100,958	$66,876
Maintenance and support	14,405	16,238	44,772	49,037
Total subscription, maintenance and support	51,868	40,126	145,730	115,913
License	1,129	1,093	3,663	2,854
Services	11,153	7,856	34,766	25,644
Total revenue	64,150	49,075	184,159	144,411
Cost of revenue:
Subscription	11,039	9,053	30,543	26,308
Maintenance and support	2,632	2,852	8,269	8,762
Total cost of subscription, maintenance and support	13,671	11,905	38,812	35,070
License	51	63	152	200
Services	12,661	7,508	31,792	22,451
Total cost of revenue	26,383	19,476	70,756	57,721
Gross profit	37,767	29,599	113,403	86,690
Operating expenses:
Selling and marketing	21,600	17,513	66,030	53,671
General and administrative	11,553	10,179	35,260	31,013
Research and development	16,878	13,773	50,132	41,517
Acquisition-related	248	—	248	95
Loss from operations	(12,512)	(11,866)	(38,267)	(39,606)
Convertible debt interest and amortization	(3,717)	(4,266)	(12,347)	(12,671)
Other (expense) income, net	(1,010)	521	(601)	967
Loss before income tax provision	(17,239)	(15,611)	(51,215)	(51,310)
Income tax provision	108	175	566	176
Net loss	$(17,347)	$(15,786)	$(51,781)	$(51,486)

Net loss per share:
Basic and diluted	$(0.42)	$(0.44)	$(1.31)	$(1.53)
Weighted average number of shares:
Basic and diluted	41,276	35,676	39,438	33,568

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Operating activities:
Net loss	$(17,347)	$(15,786)	$(51,781)	$(51,486)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,435	3,165	10,264	9,785
Amortization of debt discount and issuance costs	2,864	3,029	9,159	8,958
Share-based compensation	6,209	4,957	18,234	16,355
Deferred income tax, net	—	—	—	(252)
Provision for doubtful accounts	—	—	—	215
Loss on disposal of assets	—	—	—	37
Loss on debt extinguishment	2,734	—	5,000	—
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(2,641)	(6,796)	(13,888)	(13,898)
Deferred costs	(1,191)	(875)	(3,124)	(1,517)
Prepaid expenses and other assets	(1,059)	(1,822)	(4,582)	(1,884)
Accounts payable and other liabilities	76	840	(492)	2,569
Accrued liabilities	4,646	(2,647)	9,877	(533)
Accrued payroll and other employee benefits	6,737	3,985	2,717	(342)
Deferred revenue	(426)	10,775	11,009	22,508
Net cash provided by (used in) operating activities	4,037	(1,175)	(7,607)	(9,485)
Investing activities:
Purchases of property and equipment	(1,053)	(219)	(3,360)	(1,406)
Capitalized internal-use software development costs	(153)	(1,202)	(1,021)	(3,686)
Acquisition of Travelaer, net of cash acquired	(10,510)	—	(10,510)	—
Purchase of equity securities	(112)	—	(180)	—
Purchase of intangible asset	—	—	(50)	—
Net cash used in investing activities	(11,828)	(1,421)	(15,121)	(5,092)
Financing activities:
Exercise of stock options	—	(59)	—	1,142
Proceeds from employee stock plans	1,052	886	1,995	1,720
Tax withholding related to net share settlement of stock awards	(2,956)	(185)	(21,598)	(9,153)
Proceeds from Secondary Offering, net	—	141,954	—	141,954
Payments of notes payable	—	1	—	(54)
Proceeds from issuance of convertible debt, net	—	—	140,156	—
Debt issuance costs related to convertible debt	(212)	—	(860)	—
Purchase of capped call	—	—	(16,445)	—
Retirement of convertible debt	(60)	—	(76,018)	—
Proceeds from termination of bond hedge	—	—	64,819	—
Payment for termination of warrant	—	—	(45,243)	—
Net cash (used in) provided by financing activities	(2,176)	142,597	46,806	135,609
Effect of foreign currency rates on cash	(433)	21	(392)	352
Net change in cash and cash equivalents	(10,400)	140,022	23,686	121,384
Cash and cash equivalents:
Beginning of period	329,562	141,867	295,476	160,505
End of period	$319,162	$281,889	$319,162	$281,889

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 10.

	Three Months Ended September 30,		Quarter over Quarter	Nine Months Ended September 30,		Year over Year
	2019	2018	% change	2019	2018	% change
GAAP gross profit	$37,767	$29,599	28%	$113,403	$86,690	31%
Non-GAAP adjustments:
New headquarters noncash rent expense	166	—		479
Amortization of acquisition-related intangibles	961	1,125		2,988	3,547
Share-based compensation	503	445		1,535	1,325
Non-GAAP gross profit	$39,397	$31,169	26%	$118,405	$91,562	29%

Non-GAAP gross margin	61.4%	63.5%		64.3%	63.4%

GAAP loss from operations	$(12,512)	$(11,866)	5%	$(38,267)	$(39,606)	(3)%
Non-GAAP adjustments:
Acquisition-related expenses	248	—		248	95
Debt extinguishment fees	—	—		319	—
New headquarters noncash rent expense	554	—		1,663	—
Amortization of acquisition-related intangibles	1,425	1,790		4,433	5,702
Share-based compensation	6,209	4,957		18,234	16,355
Total Non-GAAP adjustments	8,436	6,747		24,897	22,152
Non-GAAP loss from operations	$(4,076)	$(5,119)	(20)%	$(13,370)	$(17,454)	(23)%

Non-GAAP loss from operations % of total revenue	(6.4)%	(10.4)%		(7.3)%	(12.1)%

GAAP net loss	$(17,347)	$(15,786)	10%	$(51,781)	$(51,486)	1%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	8,436	6,747		24,897	22,152
Amortization of debt discount and issuance costs	2,855	3,016		9,129	8,921
Loss on debt extinguishment	2,734	—		5,000	—
Tax impact related to non-GAAP adjustments	815	1,461		3,248	4,628
Non-GAAP net loss	$(2,507)	$(4,562)	(45)%	$(9,507)	$(15,785)	(40)%

Non-GAAP diluted loss per share	$(0.06)	$(0.13)		$(0.24)	$(0.47)

Shares used in computing non-GAAP loss per share	41,276	35,676		39,438	33,568

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Cost of Subscription Items
New headquarters noncash rent expense	16	—	48	—
Amortization of acquisition-related intangibles	791	947	2,471	2,997
Share-based compensation	71	77	210	165
Total cost of subscription items	$878	$1,024	$2,729	$3,162

Cost of Maintenance Items
New headquarters noncash rent expense	27	—	83
Amortization of acquisition-related intangibles	160	168	486	517
Share-based compensation	48	53	152	185
Total cost of maintenance items	$235	$221	$721	$702

Cost of License Items
Amortization of acquisition-related intangibles	10	10	31	33
Total cost of license items	$10	$10	$31	$33

Cost of Services Items
New headquarters noncash rent expense	123	—	348	—
Share-based compensation	384	315	1,173	975
Total cost of services items	$507	$315	$1,521	$975

Sales and Marketing Items
New headquarters noncash rent expense	99	—	305	—
Amortization of acquisition-related intangibles	464	665	1,445	2,155
Share-based compensation	1,515	779	4,329	3,347
Total sales and marketing items	$2,078	$1,444	$6,079	$5,502

General and Administrative Items
New headquarters noncash rent expense	91	—	272	—
Debt extinguishment fees	—	—	319	—
Share-based compensation	2,901	2,635	8,521	8,202
Total general and administrative items	$2,992	$2,635	$9,112	$8,202

Research and Development Items
New headquarters noncash rent expense	198	—	607	—
Share-based compensation	1,290	1,098	3,849	3,481
Total research and development items	$1,488	$1,098	$4,456	$3,481

Acquisition-related expenses	$248	$—	$248	$95

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Adjusted EBITDA
GAAP Loss from Operations	$(12,512)	$(11,866)	$(38,267)	$(39,606)
Acquisition-related expenses	248	—	248	95
Amortization of acquisition-related intangibles	1,425	1,790	4,433	5,702
New headquarters noncash rent expense	554	—	1,663	—
Debt extinguishment fees	—	—	319	—
Share-based compensation	6,209	4,957	18,234	16,355
Depreciation and other amortization	2,010	1,375	5,831	4,083
Capitalized internal-use software development costs	(153)	(1,202)	(1,021)	(3,686)
Adjusted EBITDA	$(2,219)	$(4,946)	$(8,560)	$(17,057)

Free Cash Flow
Net cash provided by (used in) operating activities	$4,037	$(1,175)	$(7,607)	$(9,485)
Purchase of property and equipment (excluding new headquarters)	(876)	(219)	(3,145)	(1,406)
Purchase of intangible asset	—	—	(50)	—
Capitalized internal-use software development costs	(153)	(1,202)	(1,021)	(3,686)
Free Cash Flow	$3,008	$(2,596)	$(11,823)	$(14,577)

Guidance	Q4 2019 Guidance		Full Year 2019 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(13,200)	$(12,200)	$(50,800)	$(49,800)
Amortization of acquisition-related intangibles	1,300	1,300	5,700	5,700
New headquarters noncash rent expense	600	600	2,300	2,300
Share-based compensation	6,400	6,400	24,600	24,600
Depreciation and other amortization	2,300	2,300	8,200	8,200
Capitalized internal-use software development costs	(400)	(400)	(1,500)	(1,500)
Adjusted EBITDA	$(3,000)	$(2,000)	$(11,500)	$(10,500)